June 1, 2011	Exhibit 10.10(b)

Cirrus Capital Management, LLC

700 Louisiana

Suite 4260

Houston, TX 77002

Attention: Mr. Edward Ondarza

Re:    Management Agreement Renewals

Dear Mr. Ondanza:

We are writing with respect to your management agreements concerning the commodity pools to which reference is made below (the “Management Agreements”). We are extending the term of the Management Agreements through June 30, 2012 and all other provisions of the Management Agreements will remain unchanged.

•	CTA Capital LLC

•	Emerging CTA Portfolio L.P.

•	CMF Cirrus Master Fund L.P.

•	Commodity Advisors Fund L.P.

(formerly known as Energy Advisors Portfolio LP)

Please acknowledge receipt of this modification by signing one copy of this letter and returning it to the attention of Ms. Jennifer Magro at the address above or fax to 212-296-6868. If you have any questions I can be reached at 212-296-1302.

Very truly yours,

CERES MANAGED FUTURES LLC

By:	/s/ Jennifer Magro
Jennifer Magro
Chief Financial Officer & Director

CIRRUS CAPITAL MANAGEMENT, LLC

By:	/s/ Edward Ondarza

Print Name:	Edward Ondarza

JM/sr